UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                               March 29, 1998
                Date of Report (Date of earliest event reported)




                               APPLE SOUTH, INC.
             (Exact name of registrant as specified in its charter)



                           Commission File No. 0-19542

       Georgia                                          59-2778983
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                              Hancock at Washington
                             Madison, Georgia 30650
             (Address of Principal Executive Offices and zip code)


       Registrant's telephone number, including area code: (706) 342-4552

ITEM 2.       DISPOSITION OF ASSETS

On March 29, 1998, the Registrant completed the sale of 33 of its franchised Applebee's Neighborhood Grill & Bar ("Applebee's") restaurants to Applebee's International, Inc., the franchisor of Applebee's restaurants. The 33 restaurants are located in the Charlottesville, Norfolk, Richmond, and Roanoke, Virginia markets. Total proceeds from the sale were $94.7 million in cash reflecting $93.4 million for 32 restaurants, as originally disclosed in a Form 8-K filed by the Registrant on January 15, 1998, plus $1.3 million for one additional restaurant and other routine closing adjustments. The consideration for the sale was based on arm's-length negotiations between the parties. At completion of the sale, the Registrant relinquished its rights to develop Applebee's restaurants in these markets.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Statements.


                                Apple South, Inc.
              Unaudited Pro Forma Consolidated Financial Statements
                              Basis of Presentation


The pro forma consolidated statement of earnings for the year ended December 28, 1997, presents the operating results of Apple South, Inc. (the "Company"), excluding the operations of its Applebee's restaurants in the Norfolk, Richmond, Roanoke, and Charlottesville, Virginia markets, as if such operations had been disposed of at the beginning of the respective period. The pro forma consolidated balance sheet has been prepared assuming the disposition took place as of December 28, 1997.

The unaudited pro forma consolidated statement of earnings, balance sheet and notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 28, 1997.

The unaudited pro forma information is not necessarily indicative of the consolidated results of operations or the consolidated financial position that would have resulted had the Applebee's restaurant disposition occurred as described above, nor is it necessarily indicative of the results of operations of future periods or future consolidated financial position.


                                                            Apple South, Inc.
                                              Pro Forma Consolidated Statement of Earnings
                                                  (In thousands, except per share data)
                                                               (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Historical                                  Pro Forma
                                                                             Year Ended                                  Year Ended
                                                                            December 28,           Pro Forma            December 28,
                                                                                1997              Adjustments               1997
------------------------------------------------------------------------------------------------------------------------------------
Restaurant sales:
    Applebee's                                                             $    454,127           (61,283)(B)               392,844
    Don Pablo's                                                                 196,457                 -                   196,457
    McCormick & Schmick's                                                        67,373                 -                    67,373
    Hops                                                                         49,511                 -                    49,511
    Canyon Cafes                                                                 18,577                 -                    18,577
    Harrigan's                                                                   19,560                 -                    19,560
    Other                                                                         2,715                 -                     2,715
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant sales                                                808,320           (61,283)                  747,037
------------------------------------------------------------------------------------------------------------------------------------

Restaurant operating expenses:
    Food and beverage                                                           225,302           (16,555)(B)               208,747
    Payroll and benefits                                                        249,356           (17,095)(B)               232,261
    Depreciation and amortization                                                31,441            (2,175)(B)                29,266
    Other operating expenses                                                    187,781           (12,522)(B)               175,259
------------------------------------------------------------------------------------------------------------------------------------
          Total restaurant operating expenses                                   693,880           (48,347)                  645,533
-----------------------------------------------------------------------------------------------------------------------------------

General and administrative expenses                                              39,617            (1,654)(B)                37,963
------------------------------------------------------------------------------------------------------------------------------------

Operating income                                                                 74,823           (11,282)                   63,541
------------------------------------------------------------------------------------------------------------------------------------

Other income (expense):
    Interest expense                                                            (20,575)            4,671 (C)               (15,904)
    Distributions on preferred securities                                        (6,412)                -                    (6,412)
    Interest income                                                                  71                 -                        71
    Other, primarily goodwill amortization                                       (5,834)                1 (B)                (5,833)
------------------------------------------------------------------------------------------------------------------------------------

          Total other income (expense)                                          (32,750)            4,672                   (28,078)
------------------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                     42,073            (6,610)                   35,463

Income taxes                                                                     13,625            (2,140)(D)                11,485
------------------------------------------------------------------------------------------------------------------------------------

Net earnings                                                               $     28,448            (4,470)                   23,978
====================================================================================================================================

Basic earnings per common share                                            $       0.74                                        0.62
===============================================================================================                      ===============

Diluted earnings per common share                                          $       0.73                                        0.62
===============================================================================================                      ===============

Average number of common shares used in basic calculation                        38,620                                      38,620
===============================================================================================                      ===============

Average number of common shares used in diluted calculation                      44,927                                      44,927
===============================================================================================                      ===============

See accompanying notes to unaudited pro forma consolidated financial statements.




                                                            Apple South, Inc
                                                  Pro Forma Consolidated Balance Sheet
                                                    (In thousands, except share data)
                                                               (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Historical                                  Pro Forma
                                                                             December 28,          Pro Forma            December 28,
                                                                                 1997             Adjustments               1997
------------------------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
      Cash and cash equivalents                                            $      2,503             18,620 (A)
                                                                                                       (45)(A)               21,078
      Short-term investments                                                         37                  -                       37
      Accounts receivable                                                         8,983                  -                    8,983
      Inventories                                                                10,732               (520)(A)               10,212
      Prepaid expenses and other                                                  9,047               (109)(A)                8,938
      Assets held for sale                                                      331,104            (35,545)(A)              295,559
------------------------------------------------------------------------------------------------------------------------------------
           Total current assets                                                 362,406            (17,599)                 344,807

Premises and equipment, net                                                     283,839                  -                  283,839
Franchise costs, net                                                                  -                  -                        -
Goodwill, net                                                                   138,403                  -                  138,403
Other assets                                                                     19,641               (151)(A)               19,490
------------------------------------------------------------------------------------------------------------------------------------
                                                                           $    804,289            (17,750)                 786,539
====================================================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
      Accounts payable                                                     $     24,819                  -                   24,819
      Accrued liabilities                                                        40,266                  -                   40,266
      Current installments of long-term debt                                        206                  -                      206
      Income taxes                                                                    -             18,620 (A)               18,620
------------------------------------------------------------------------------------------------------------------------------------
           Total current liabilities                                             65,291             18,620                   83,911

Long-term debt                                                                  381,843            (66,730)(A)              315,113
Deferred income taxes                                                            14,231                  -                   14,231
Other long-term liabilities                                                       7,142                (20)(A)                7,122
------------------------------------------------------------------------------------------------------------------------------------
           Total liabilities                                                    468,507            (48,130)                 420,377
------------------------------------------------------------------------------------------------------------------------------------

Company-obligated  mandatorily  redeemable  preferred  securities of Apple South
       Financing I, a subsidiary holding solely Apple South, Inc. 7% convertible
       subordinated debentures due March 1, 2027                                115,000                  -                  115,000

Shareholders' equity:
      Preferred stock, $0.01 par value. Authorized 10,000,000 shares;
          none issued                                                                 -                  -                        -
      Common stock, $0.01 par value. Authorized 75,000,000 shares;
          40,478,760 issued in 1997                                                 405                  -                      405
      Additional paid-in capital                                                145,269                  -                  145,269
      Retained earnings                                                          97,905             30,380 (A)              128,285
      Treasury stock at cost; 1,662,812 shares in 1997                          (22,797)                 -                  (22,797)
------------------------------------------------------------------------------------------------------------------------------------
           Total shareholders' equity                                           220,782             30,380                  251,162
------------------------------------------------------------------------------------------------------------------------------------
                                                                           $    804,289            (17,750)                 786,539
====================================================================================================================================

See accompanying notes to unaudited pro forma consolidated financial statements.


                                Apple South, Inc.
                          Notes to Unaudited Pro Forma
                        Consolidated Financial Statements

Note A

     Pursuant to an Asset Purchase Agreement (the "Agreement") dated December 23, 1997, the Company completed the sale of 33 of its franchised Applebee's Neighborhood Grill & Bar restaurants on March 29, 1998. Proceeds from the sale were $94.7 million in cash resulting in a pro forma gain on sale before tax effect of $49.0 million ($30.4 million gain after tax effect).

     The pro forma adjustment to long term debt reflects the assumption that the proceeds would have been used to reduce long term debt related to the Company's revolving credit agreements by $66.7 million, with the remaining proceeds maintained as cash and cash equivalents.

     The pro forma adjustment to income tax liability reflects the tax liability relating to the gain on sale using a 38.0% effective rate.

     The remaining pro forma adjustments to cash and cash equivalents, inventories, prepaid expenses and other, assets held for sale, other assets and other long-term liabilities reflects the sale of certain assets and assumption of certain liabilities related to the Company's Applebee's restaurants pursuant to the Agreement.


Note B

     The pro forma adjustment eliminates the direct revenues and direct operating expenses related to the 31 disposed Applebee's restaurants which were in operation at December 28, 1997.


Note C

     The pro forma adjustment to interest expense reflects the decrease in interest expense resulting from the assumed use of sales proceeds to reduce long-term debt related to the Company's revolving credit agreements by $66.7 million.

Note D

     The pro forma adjustment to income taxes reflects the income tax effects of the above adjustments assuming a 32.4% effective rate.


(c)      Exhibits

         2.1 Asset Purchase Agreement dated December 23, 1997 by and between Applebee's International, Inc. and Apple South, Inc.*




                  *Incorporated by reference to Exhibit 2.1 to the  Registrant's
                    8-K filed on January 15, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              APPLE SOUTH, INC.
                                                (Registrant)


Date: April 13, 1998                   By: /s/ Erich J. Booth
                                           -------------------------------
                                           Erich J. Booth
                                           Chief Financial Officer and Treasurer


                                           /s/ Philip L. Ammons
                                           -------------------------------
                                           Philip L. Ammons
                                           Chief Accounting Officer

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